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                                                                                                                       EXHIBIT 10.22

                                             LOIS INC. SUBSCRIPTION LICENSE AGREEMENT
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|   |                                                                                                    | CUSTOMER    | [ ]       |
|   |                                                                                                    | ACCOUNT     | NEW       |
|   |     COMPANY                                                                                        | NUMBER      |           |
|   |        NAME ______________________________________________________________________________________ |-------------|-----------|
|   |                                                                                                    | ORDER       |           |
| S |                                                                                                    | DATE        |           |
| O |    CUSTOMER                                                                                        |             |           |
| L |     CONTACT ______________________________________________________________________________________ |-------------|-----------|
| D |                                                                                                    | BAR         |           |
|   |                                                                                                    | MEMBER      |           |
| T |                                                                                                    | NUMBER      |           |
| O |                                                                                                    |-------------|-----------|
|   |                                                                                                    | LOIS        |           |
|   |     ADDRESS ______________________________________________________________________________________ | SALES       |           |
|   |                                                                                                    | REP.        |           |
|   |       CITY,                                                                                        |-------------|-----------|
|   |       STATE                                                                                        |             |           |
|   |         ZIP ______________________________________________________________________________________ | TERRITORY   |           |
|   |                                                                                                    |             |           |
 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
|              WORK PHONE            |            HOME PHONE            |            FAX            |           E MAIL             |
|------------------------------------|----------------------------------|---------------------------|------------------------------|
|                                    |                                  |                           |                              |
 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
|  PRODUCT  CODE  |                              DESCRIPTION                                 | QUANTITY |    PRICE    | EXT. PRICE |
|-----------------|--------------------------------------------------------------------------|----------|-------------|------------|
|(OFFICE USE ONLY)|                                                                          |          |             |            |
|                 |                                                                          |          |             |            |
|-----------------|--------------------------------------------------------------------------|----------|-------------|------------|
|                 |                                                                          |          |             |            |
|                 |                                                                          |          |             |            |
|-----------------|--------------------------------------------------------------------------|----------|-------------|------------|
|                 |                                                                          |          |             |            |
|                 |                                                                          |          |             |            |
|-----------------|--------------------------------------------------------------------------|----------|-------------|------------|
|                 |                                                                          |          |             |            |
|                 |                                                                          |          |             |            |
 -------------------------------------------------------------------------------------------------------|-------------|------------|
 ----------------------------------------------------------------------------------------------------   |             |            |
|                                   INITIAL SUBSCRIPTION TERM                                        |  |    SUBTOTAL |            |
|--------------------------------------------------------------------------------------------------- |  |             |            |
|           [ ] 1 YEAR                  [ ] 2 YEAR                 [ ]  OTHER ______________         |  |-------------|------------|
|--------------------------------------------------------------------------------------------------- |  |             |            |
|                               INTERNET SUBSCRIBER INFORMATION                                      |  |    DISCOUNT |            |
|--------------------------------------------------------------------------------------------------- |  |             |            |
|         E MAIL ADDRESS         |           USER I.D.             |            PASSWORD             |  |-------------|------------|
|--------------------------------|---------------------------------|-------------------------------- |  |             |            |
|                                |                                 |                                 |  | ADJUSTMENTS |            |
|                                |                                 |                                 |  |             |            |
|--------------------------------|------------------------------------------------------------------ |  |-------------|------------|
| OFFICE USE - CREDIT CARD       |   [  ] VISA        [ ] MASTERCARD        [  ] AMERICAN EXPRESS    |  |             |            |
|   APPROVAL                     |                                                                   |  |       S & H |            |
|                                |                                                                   |  |             |            |
|                                |   CARD                                                            |  |-------------|------------|
|                                |    NO. ________________________________________________________   |  |     UPFRONT |            |
|                                |                                                                   |  |     PAYMENT |            |
|                                |                                                                   |  |       TOTAL |            |
|                                |                                                                   |  |-------------|------------|
|                                |   EXP.                                                            |  |             |            |
|                                |   DATE ________________________________________________________   |  |     MONTHLY |            |
|                                |                                                                   |  | EFT PAYMENT |            |
 ----------------------------------------------------------------------------------------------------    --------------------------

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|                                               NOTES                                                           | FOR  OFFICE  USE |
|----------------------------------------------------------------------------------------------------------------------------------|
|                                                                                                       |                          |
|  ___________________________________________________________________________________________________  | Invoice # ______________ |
|-------------------------------------------------------------------------------------------------------|------------------------- |
|                                                                                                       |                          |
|  ___________________________________________________________________________________________________  | Amt. $ _________________ |
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I understand that this LOIS Subscription License Agreement (SLA) comes with a 30-day money-back guarantee and that I can cancel my SLA and receive a full refund of any monies that I have paid upon: (1) returning the products to LOIS, and; (2) informing LOIS in writing within 30 days of the order date shown on this SLA of my intent to cancel.  After the expiration of the 30-day period, I hereby agree that I will pay LOIS the full amount of monies due under this SLA in a manner consistent with the terms herein.

At the end of the initial subscription term of this SLA, LOIS will automatically invoice me in an amount of the then existing subscription pricing.  I understand that if I do not wish to extend the automatic SLA I will provide LOIS written notice of my intent not to automatically renew within 30 days of the invoice date.

In the event that I fail to make payment in full within 30 days of the receipt of the initial Invoice, or of any automatic SLA
Invoice, I agree that LOIS may accelerate the total amount due and payable under any SLA and declare the total amount due and owing.
Thereafter LOIS may collect said total amount and also charge me reasonable collection fees including a reasonable attorney's fee.

I understand that this and any automatic SLA contains the entire rights, duties, and understanding of the parties, and that no oral communications that I may have had with any LOIS employee, agent, or representative shall alter its terms.

I have read the foregoing SLA.  I agree that this SLA will become binding on both LOIS and myself only upon acceptance by LOIS,
Inc., at its corporate headquarters.  In the event of a dispute as to the terms, conditions, or meaning of this SLA, I agree that the validity and enforceability of this SLA shall be determined under the laws of Arkansas, and I also agree that the venue of
Crawford County, Arkansas is proper.

                                                                                                             ----------------------
Signature: __________________________________________________________   Date ______________                 |     Send Product     |
           (Your signature is necessary to activate your subscription)                                      |                      |
                                                                                                            | [ ] Yes              |
                   LOIS, Inc. . 105 North 28th Street . Van Buren, Arkansas 72956                           | [ ] No               |
             Phone: 501-471-5581 Ext. 159 . Fax: 501-471-9224 . Email: orders@pita.com                       ----------------------
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